Phoenix Life Variable Accumulation Account	PHL Variable Accumulation Account
Freedom Edge®	Freedom Edge®
Phoenix Investor’s Edge®	Phoenix Investor’s Edge®
Phoenix Premium Edge®

Supplement to Prospectuses

This supplement should be read with the May 1, 2009 prospectuses and all applicable supplements for the above listed variable annuity products.

This supplement provides important information regarding Optional Benefit riders that is applicable to those variable annuity products listed above if one of the following Optional Benefit riders is added to the annuity contract after the contract issue date. It also provides information regarding a “Stretch” feature that permits the beneficiary of one of the named above variable annuity contracts to “stretch” payments over his or her life expectancy. The following Optional Benefit riders are currently available after contract issue. (For Phoenix Investor’s Edge the following are available after contract issue only if you have elected Death Benefit Option 1 or Death Benefit Option 2):

❖	Phoenix Principal ProtectorSM – a guaranteed minimum accumulation benefit rider

❖	Phoenix Flexible Withdrawal ProtectorSM – a guaranteed minimum withdrawal benefit rider

❖	Phoenix Retirement Protector SM1 – a flexible combination benefit rider providing a guaranteed minimum withdrawal benefit and a guaranteed minimum accumulation benefit

You may elect only one Optional Benefit rider for your contract. Each rider has its own fee, is intended to provide certain benefits, and may entail certain risks. You should carefully consider these factors in consultation with your registered representative to determine if adding an Optional Benefit rider is suitable for your goals.

If you elect an Optional Benefit, you must allocate all premium and contract value to an asset allocation program approved by us for use with these riders. Taking contract withdrawals during the effective dates of these riders may reduce their benefits.

Any restriction on the availability of an Optional Benefit due to the age of the contract owner applies when an Optional Benefit is added after the contract is issued.

The Extended Care Enhancement feature (not available for New York contracts) for the Phoenix Flexible Withdrawal Protector is not available after the contract issue date. The Guaranteed Minimum Death Benefit feature (not available for New York contracts) for the Phoenix Retirement Protector rider is not available after the contract issue date.

If you elect an Optional Benefit after your contract is issued, you may not participate in any Dollar cost Averaging or Asset Rebalancing program while the Optional Benefit is in effect. If you are currently in a program of this type, it will terminate on the date the Optional Benefit becomes effective.

Note:	GIA and MVA not available with Freedom Edge

MVA not available with Phoenix Investor’s Edge issued by Phoenix Life Insurance Company

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Optional Benefit Fees

This table describes the maximum fees and expenses that you will pay periodically during the time that you own the contract if you elect an Optional Benefit (excluding annual fund fees and expenses). These fees are charged in addition to applicable contract owner transaction expenses and annual administrative charges.

Only one of the following Optional Benefits can be elected. Consult with your financial advisor as to which Optional Benefit may fit your particular needs.

GUARANTEED MINIMUM ACCUMULATION BENEFIT (“GMAB”) FEE1

PHOENIX PRINCIPAL PROTECTOR

(as a percentage of the greater of the Guaranteed Amount or Contract Value)

Maximum	1.00%

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE2,3

PHOENIX FLEXIBLE WITHDRAWAL PROTECTORSM

Available August 18, 2008 subject to state approval

Fees effective March 9, 2009

Fees are expressed as a percentage of the greater of the Benefit Base[4] and Contract Value
	Single Life Option	Spousal Life Option
Maximum fee without Extended Care Enhancement	2.50%	2.50%

FLEXIBLE COMBINATION BENEFIT (GMAB/GMWB) RIDER FEE2,3

PHOENIX RETIREMENT PROTECTORSM

Available August 18, 2008 subject to state approval

Fees effective March 9, 2009

Fees are expressed as a percentage of the greatest of the GMWB Benefit Base[4], GMAB Benefit Base[4] and Contract Value
	Single Life Option	Spousal Life Option
Maximum fee without optional Guaranteed Minimum Death Benefit	2.75%	2.75%

[1]

The Phoenix Principal Protector fee is deducted annually on the contract anniversary, only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.”

[2]

See “Important Information on Current Fees for Optional Benefit Riders” for information on current fees. We may change the current fees. If your Benefit Base “steps-up” as provided by the rider, the current fee in effect at the time of the step-up will be applicable to your contract. See “Optional Benefits”, “Phoenix Flexible Withdrawal Protector”, and “Phoenix Retirement Protector” for descriptions of the rider-specific step-up features, the impact of a step-up on your rider fee, and how you may decline an automatic step-up.

[3]

The maximum fee shown in this table is the highest fee for this rider. A different fee applies to various asset allocation options. If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. If you transfer from one asset allocation program or option to another during a rider year, the fee percentage you will pay for the rider will be the highest applicable rider fee associated with the various asset allocation programs in which your contract value was invested during that rider year. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and the MVA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.

[4]

The Benefit Base for Phoenix Flexible Withdrawal Protector, the GMAB Benefit Base and the GMWB Benefit Base under the Phoenix Retirement Protector rider are amounts we calculate solely to determine the value of the benefit(s) provided by the rider and unlike the Contract Value, are not available for withdrawals or surrenders. These amounts are affected by various factors including withdrawals and premium payments. See the description of these riders in “Optional Benefits” for information about how each Benefit Base is calculated and used.

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Summary

You should read the section entitled “Optional Benefits” carefully if you think you may be interested in one of the Optional Benefit riders. When choosing any Optional Benefit rider for your annuity, it is important to understand if your long-term need for a guarantee pertains to accumulation, income, future withdrawals, or a combination thereof to ensure the Optional Benefit you choose suits your financial long term needs. You should know that all guarantees are based on the claims paying ability of the issuing company. When purchasing any annuity with a guaranteed benefit, you should not only consider the additional costs of the living benefit but compare the total cost of the annuity to determine if the annuity suits your needs.

Optional Benefits

You may elect one of the following Optional Benefits after contract issue:

❖	a Guaranteed Minimum Accumulation Benefit (GMAB) (called Phoenix Principal Protector), or

❖	a Guaranteed Minimum Withdrawal Benefit (GMWB), (called Phoenix Flexible Withdrawal ProtectorSM), or

❖	a Flexible Combination Benefit providing a GMWB and GMAB, (called Phoenix Retirement ProtectorSM).

We call these benefits “Optional Benefits.” These benefits are provided by rider and have separate fees. The guarantees provided by the Optional Benefits in excess of your Contract Value are based on the claims-paying ability of the issuing Company. If you elect one of the above Optional Benefits, you must allocate all premium and Contract Value to an asset allocation program approved by us for use with these riders. Taking contract withdrawals during the effective dates of these riders may reduce their benefits. For more information, see “Deductions and Charges”, “Additional Programs” and “Optional Benefits”

Allocation of Premiums and Contract Value

❖

If you elect an Optional Benefit you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to “Asset Allocation and Strategic Programs” below.

Withdrawals

❖	Withdrawals may negatively impact guarantees provided by certain Optional Benefit riders if certain conditions are not met. Please see the section entitled “Optional Benefits” for further details.

Optional Benefit Rider Deductions and Charges

From the Contract Value

❖

Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) fee—the current fee percentage shown on your rider specifications page multiplied by the greater of the guaranteed amount and the Contract Value on the date the fee is deducted. For more information, see “Deductions and Charges” and “Important Information on Current Fees for Optional Benefit Riders” below.

❖

Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal Protector) fee—the fee equals a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. The maximum fees are shown in the table of “Optional Benefit Fees”. The fee for your rider may change if you change asset allocation models or if you do not decline an automatic step-up provided by the rider. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. For more information see “Important Information on Current Fees for Optional Benefit Riders.” See “Optional Benefits” for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up.

❖

Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit (Phoenix Retirement Protector) fee—the fee equals a stated percentage multiplied by the greatest of the GMWB Benefit Base, the GMAB Benefit Base, and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. The

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maximum fees are shown in the table of “Optional Benefit Fees”. The fee for your rider may change if you change asset allocation models. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of an automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base as provided by the rider. For more information see “Important Information on Current Fees for Optional Benefit Riders.” See “Optional Benefits” for additional information about the impact of an automatic or elective step-up on your rider and your ability to decline an automatic step-up.

Important Information on Current Fees For Optional Benefit Riders

Phoenix Principal Protector Fee

You should assume that the guaranteed maximum fee percentage disclosed in this supplement for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or “fee.” If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will provide that fee to you in writing on a form satisfactory to us. If you accept the fee by signing the form, and the rest of your application is in good order, we will issue your rider and the fee reflected on that form will apply to your rider. The fee will also be reflected on the rider specification pages of your rider. While we do not have the right to change your fee once you purchase the rider, we do reserve the right to increase or decrease the fee for new purchasers, provided that we do not exceed the maximum fee percentage shown in the “Optional Benefit Fee Table.”

Phoenix Flexible Withdrawal Protector Fee and Phoenix Retirement Protector Fee

You should assume that the guaranteed maximum fee percentage disclosed in this supplement for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or “fee”. If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will notify you in two ways: Before your application is submitted, we will provide you with the applicable fees in writing as described below. Once the Contract is issued, we will notify you in writing prior to your eligibility of a “step-up” as provided by your rider because “step-ups” can increase your fees.

Because the fees for the above referenced riders vary by asset allocation program, there is a set of fees (one fee for each asset allocation program) that applies to your rider. If we choose to offer a set of fees that are lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will provide that set of fees on a form satisfactory to us. If you accept those fees by signing the form, and the rest of your application is in good order, we will issue your rider and the fee schedule reflected on that form will apply to your rider (“Initial Fee Schedule”). The fee for the asset allocation program in which you are first invested will be reflected on the rider specification pages of your rider. As stated previously, these fee percentages vary by asset allocation program. It is important that you review the fees for each asset allocation program because if you transfer into a new asset allocation program with a higher fee, the fee percentage that you will pay for the rider will be the highest fee percentage associated with the various asset allocation programs in which your Contract Value was invested during that rider year. You may request a copy of the signed form by calling our Annuity Operations Division.

The fees in your Initial Fee Schedule can only increase if your Benefit Base “steps-up” automatically or if you elect a “step-up” as provided under the GMAB portion of the Phoenix Retirement Protector Rider. We will notify you in writing 30 days prior to your rider anniversary date, if the fee for the asset allocation program in which you are currently invested will be raised or lowered. We will also notify you in writing on your rider anniversary date of the new fee schedule for each asset allocation program to which you may transfer Contract Value. These fees will not change again unless an automatic step-up occurs again or unless you elect another step-up as provided under the GMAB portion of the Phoenix Retirement Protector Rider. Any new fee schedule that we may offer will never exceed the maximum guaranteed fee percentages as described in the “Optional Benefit Fee Table” of this supplement. You may decline an automatic step-up under Phoenix Flexible Withdrawal Protector or the GMWB portion of the Phoenix Retirement Protector Rider to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

You may also find the current fee schedule, as well as previous fee schedules on our website, www.phoenixwm.com. This document describes whether or not we are currently offering a fee schedule lower than the guaranteed maximum fee percentage shown in this supplement and the effective date of those fees. If you have not purchased a Rider yet, you should know that this fee schedule may change on a monthly basis. However, if your Rider was issued within five business days of a fee schedule change, you will receive the fee schedule in effect as of the date of your application.

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Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) Fee

If the Phoenix Principal Protector rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten year term. If this benefit terminates on a contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee, based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The current fee percentage is locked in at the time you elect this benefit. The fee is equal to the Rider Fee Percentage shown on your rider specifications page, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted. (See the section “Important Information on Current Fees for Optional Benefit Riders” for more complete information.) However, we reserve the right to charge up to the maximum fee percentage shown in the table of “Optional Benefit Fees,” multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted.

If you elect the Phoenix Principal Protector, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal Protector) Fee

If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

Sample calculation of the rider fee without the optional extended care enhancement

Assume that you have reached the end of first rider year, and that your rider fee percentage is 2.50%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

Your rider fee is $2,929 (2.50% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $107,571 ($110,500 - $2,929).

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The maximum fee percentage for Phoenix Flexible Withdrawal Protector is shown in the table of “Optional Benefit Fees.” The current fee percentage in effect at the time your Phoenix Flexible Withdrawal Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if you step-up your Benefit Base. See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for more complete information. If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base.

Sample calculation of the rider fee after transfer to an asset allocation program with a higher rider fee percentage

Assume that at the beginning of your rider year, the rider fee for the asset allocation program you chose was 0.85% and that, during the rider year you chose to reallocate all your Contract Value to another approved asset allocation program for which the rider fee was 1.05%.

At the end of this rider year, your rider fee percentage will be 1.05%. This rider fee percentage is applied to the greater of the Benefit Base and the Contract Value. If the Benefit Base was $100,000 and the Contract Value was $98,000, then the rider fee would be $1,050 (1.05% times $100,000).

In any case, the fee will not exceed the maximum percentage. See “Optional Benefits”, “Phoenix Flexible Withdrawal Protector” for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit (Phoenix Retirement Protector) Fee

If you have elected the Phoenix Retirement Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greatest of (a) Contract Value, (b) the GMAB Benefit Base, and (c) the GMWB Benefit Base on the date the fee is deducted. The rider fee amount is calculated and deducted after any applicable roll-up of the GMWB Benefit Base and before any automatic step-up of the GMWB Benefit Base and elective step-up of the GMAB Benefit Base. See the section called “Optional Benefits”, “Phoenix Retirement Protector” for a description of the Benefit Base amounts, the roll-up and step-up features.

The maximum fee percentage for Phoenix Retirement Protector is shown in the table of “Optional Benefit Fees.” The current fee percentage in effect at the time your Phoenix Retirement Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if you step-up your Benefit Base. See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for more complete information. For information regarding fees effective in other prior periods, please contact the Annuity Operations Division.

If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase the rider fee for your rider on the date of any automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base. If you do not decline an automatic step-up of the GMWB Benefit Base or you elect a step-up of the GMAB Benefit Base, you will pay the current rider fee then in effect beginning on the date of any step-up of the applicable Benefit Base.

In any case, the rider fee will not exceed the maximum percentage. See “Optional Benefits” for additional information on the potential impact of the automatic step-up feature and the elective step-up feature on the rider fee and your ability to decline the automatic step-up and/or not elect the elective step-up.

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Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greatest of the GMWB Benefit Base, the GMAB Benefit Base and the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Additional Programs

If you add an Optional Benefit to your contract, you must elect and continue to participate in a single approved asset allocation program or the Optional Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program; however, the fee for the Optional Benefit may vary depending on the program you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” and “Important Information on Current Fees for Optional Benefit Riders.”

Provided that you do not have any Optional Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Benefits in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Benefit is provided below.

For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options”. Some of these programs are funds offered under the contract. We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in “Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs.” Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts with Optional Benefits

If you elect to add an Optional Benefit you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. Changing programs or options may change the fee for the Optional Benefit on your contract. See the table of “Optional Benefit Fees” for more information.

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Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Benefit. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at: . PO Box 8027, Boston, MA 02266-8027.

Program Availability

When you elect an Optional Benefit rider you must allocate all premium to one program or program option that is available at the time of your election. (To simplify this discussion, the term “program” refers to both a program and a program option for those programs offering more than one investment option.) Contract Value and premium may never be allocated to more than one program. Transfers of partial Contract Value are not permitted. Different programs have been offered with different Optional Benefits during various time periods. We may discontinue, modify, or amend programs and we may make different programs available in the future. For all time periods, regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional premium to that program. You may not transfer into a program that is not available on the date of the requested transfer. If you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability by Optional Benefit rider:

	Phoenix Retirement Protector	Phoenix Flexible Withdrawal Protector	Phoenix Principal Protector
Beginning 11/19/10	Ibbotson Portfolio: • Ibbotson Income and Growth ETF	Ibbotson Portfolio • Ibbotson Income and Growth ETF • Ibbotson Balanced ETF • Ibbotson Growth ETF Franklin Templeton Perspectives Alliance Balanced Wealth	Ibbotson Portfolio • Ibbotson Income and Growth ETF • Ibbotson Balanced ETF

A brief description of each program follows.

❖	AllianceBernstein VPS Balanced Wealth Strategy Portfolio

The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

❖	Franklin Templeton Perspectives Allocation Model

Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth Securities Fund – 34%

•	Mutual Shares Securities Fund – 33%

•	Templeton Growth Securities Fund – 33%

❖	Ibbotson Asset Allocation Series

The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFS, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II

•	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II

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•	Ibbotson Growth ETF Asset Allocation Portfolio – Class II

•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Asset Rebalancing and Dollar Cost Averaging Programs

If you elect an Optional Benefit after your contract is issued, you may not participate in any Dollar cost Averaging or Asset Rebalancing program while the Optional Benefit is in effect. If you are currently in a program of this type, it will terminate on the date the Optional Benefit becomes effective.

Optional Benefits

There are three Optional Benefits currently available with this annuity: Phoenix Principal Protector (a guaranteed minimum accumulation benefit rider), Phoenix Flexible Withdrawal Protector (a guaranteed minimum withdrawal benefit rider), and Phoenix Retirement Protector (a rider that provides several guarantee options). Phoenix Principal Protector is designed for people who want to ensure the preservation of their premium deposits over a long time horizon (10 years). Phoenix Flexible Withdrawal Protector is designed for people who want to ensure guaranteed withdrawals, designed to provide the most favorable guaranteed withdrawal benefit after the Benefit Eligibility Date. Phoenix Retirement Protector provides a guaranteed minimum accumulation benefit, a guaranteed minimum withdrawal benefit, and an optional guaranteed minimum death benefit. Phoenix Retirement Protector is designed for people who are looking for flexibility in exercising a variety of guarantees. However, the trade off for this flexibility is that this rider may cost more than buying a stand alone optional benefit rider and the design of these combination benefits tend to be more restrictive than the design of an Optional Benefit rider providing a single guaranteed benefit. For an additional charge, you may elect one of the Optional Benefits described below. You may elect an available Optional Benefit at the time you purchase your contract and you may elect certain Optional Benefits on or after the date you purchase your contract: Phoenix Principal Protector, Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector. However: (1) the Extended Care Enhancement feature (not available for New York contracts) is not available with Phoenix Flexible Withdrawal Protector when it is purchased after the contract is issued and (2) the Guaranteed Minimum Death Benefit feature (not available for New York contracts) is not available with Phoenix Retirement Protector when it is purchased after the contract is issued. In addition, Phoenix Investor’s Edge contract owners may add available Optional Benefit riders after contract issue only if they have elected Death Benefit Option 1 or Death Benefit Option 2. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

Your ability to elect one of the Optional Benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

If you decide to elect any of the Optional Benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor.

Adding an Optional Benefit After Contract Issue

Currently, we allow you to elect the following Optional Benefits after contract issue: Phoenix Principal Protector, Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector. To elect an Optional Benefit rider after contract issue, you, with your registered representative, must complete a rider election form and allocate your Contract Value to one approved asset allocation model. You must select an asset allocation model that is available on the date you elect the Optional Benefit rider (see “Program Availability”). Once your rider election form is accepted by us, we will issue your Optional Benefit rider. The effective date of the Optional Benefit and your asset allocation model selection will be the next contract anniversary immediately following your election. If you decide you want to cancel your rider election or change your asset allocation model prior to the date your rider is issued you must contact us at our Annuity Operations Division at: 1-800-541-0171 or PO Box 8027, Boston, MA 02266-8027. You must pay off any outstanding loans prior to purchasing an Optional Benefit.

Definition of “Spouse” under Optional Benefits

Certain Optional Benefits under the contract offer the election of a spousal life option. An election of the spousal life option may not provide any economic benefit if the Covered Persons under the option do not meet the definition of two legal spouses under federal law. This is due to the interaction between the federal definition of “spouse” and the Internal Revenue Code, which requires

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distributions upon the death of an Owner except for certain spousal continuation benefits. State laws and regulations may determine whether the spousal life option under an Optional Benefit must be offered to spouses as defined by state law, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship. However, even if state laws require the offer of this benefit, it may not be in your best interest to purchase the spousal life option if the Covered Persons are not two legal spouses under federal law, since the spousal benefit relies, in part, on spousal continuation provisions of the Internal Revenue Code. (See “Federal Income Taxes.”) The federal definition of spouse provided under the Defense of Marriage Act (DOMA) differs from the laws of certain states and does not include same-sex partners, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship.

Guaranteed Minimum Accumulation Benefit (GMAB)(Phoenix Principal Protector)

Phoenix Principal Protector is available with contracts issued on or after October 11, 2004 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. This rider may be elected at the time the contract is purchased or after the contract is issued and may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges.”

The benefit is available if each owner and annuitant are less than 81 years old on the date that this rider is added to the Contract (the “rider date”).

Phoenix Principal Protector is available only if you allocate your premiums to an approved asset allocation or strategic program and if you remain fully invested in the program.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Amount

The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A)plus (B)minus (C), where:

A =	the Contract Value on the rider date.

B =	100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the “term”).

C =	pro rata adjustment for withdrawals from the contract during the term. The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the Contract Value immediately prior to the withdrawal. Currently, Guaranteed Amount Factors 1 and 2 are equal to 1.00. For Contracts issued between October 11, 2004 and August 17, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.

Additional Amount

If on the last day of the term:

❖	the Contract Value is less than the guaranteed amount base; we will add an additional amount to the Contract Value equal to the difference between the Contract Value and the guaranteed amount.

❖

the Contract Value is greater than or equal to the guaranteed amount base, we will add an additional amount to the Contract Value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

❖

the contract annuitizes, the death of an owner or annuitant occurs or a full surrender is made; the Contract Value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

If on any day following the rider date, any portion of the Contract Value is no longer invested according to an asset allocation model established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the Contract Value.

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Benefit Termination

This benefit will terminate at the end of the term or upon the occurrence of any of the following:

❖	the date that any portion of the Contract Value is not invested according to an asset allocation or strategic program established and maintained by us for the benefit;

❖	the date that a full surrender is made;

❖	the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

❖	the contract annuitizes; or

❖	the termination of the contract.

If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

Phoenix Flexible Withdrawal ProtectorSM:

A Guaranteed Minimum Withdrawal Benefit (GMWB)

Summary of Benefit

Beginning November 17, 2008, you may purchase the Phoenix Flexible Withdrawal Protector rider for an additional charge at the time you purchase your contract or after your contract is issued. This rider, subject to its terms, guarantees a minimum amount in payments or withdrawals from the contract. You may only purchase one Optional Benefit with the contract.

The Phoenix Flexible Withdrawal Protector guarantees a minimum payment or withdrawal amount from the contract once a specified date is reached if certain restrictions and limitations are met. The rider provides a lifetime benefit for one person or two spouses depending upon the option selected. The rider does not provide access to the benefit prior to the date the youngest Covered Person reaches age 60 for the single life option and the younger spouse’s age 65 for the spousal life option. The date on which this occurs is called the Benefit Eligibility Date. See “Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector” below for the definition of “Covered Person” and other important terms. Prior to the Benefit Eligibility Date, the benefit’s value can increase due to increases in the Benefit Base. See “Events and features causing recalculation of the Benefit Base” below for details.

The annual amount of the rider’s lifetime benefit is called the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending on whether your Contract Value is zero or greater than zero. The Annual Benefit Amount is calculated on the later of your first withdrawal date or the Benefit Eligibility Date. The Annual Benefit Amount (on the date it is calculated) equals a percentage called the Annual Benefit Percentage, multiplied by a value called the Benefit Base. The Annual Benefit Percentage ranges from 0%-6% (0% to 7% for riders issued prior to March 9, 2009) based on the attained age of the youngest Covered Person on your first withdrawal date. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 4% (5% for riders issued prior to March 9, 2009) on the Benefit Eligibility Date. The Benefit Base is a value calculated to determine the Annual Benefit Amount. The Benefit Base can increase or decrease due to certain transactions and events under the contract. As a result, the Annual Benefit Amount may increase or decrease and affect what you receive in payments or withdrawals under the rider. Further definition of these terms, calculation of values, and how various contract transactions and events affect these values are described below.

Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals

Phoenix Flexible Withdrawal Protector guarantees a minimum amount of withdrawals you may take from the contract each year after the Benefit Eligibility Date, provided no withdrawals have been made from the contract prior to that Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option). This amount is the Annual Benefit Amount. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed withdrawals. You may still take withdrawals prior to the Benefit Eligibility Date, but this may significantly reduce or eliminate the value of the rider benefit. Please see the chart of “Special Risks Associated with Withdrawals” at the end of this section for details.

If you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See “Taking Withdrawals.” So long as your remaining Benefit Base is greater than zero when you reach that Date, the Annual Benefit Amount that becomes available to you at that time will be calculated. On that Date, the Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base. However, if you take withdrawals before that Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

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After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals when the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. See the chart of “Special Risks Associated with Withdrawals” at the end of this section for details. Withdrawals in excess of the contract’s free withdrawal amount are subject to any surrender charges imposed under the contract.

Annual Benefit Amount when Contract Value is zero: Guaranteed Payments

If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed payments.

Asset Allocation or Strategic Program Requirement

You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Flexible Withdrawal Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

If you purchased your rider at the time you purchased your contract the rider date is the same as the contract date and rider years are measured the same as contract years. If you purchased your rider after your contract was issued, your rider date is the contract anniversary immediately following the date you elect the rider and your rider years are measured from your rider date.

“Annual Benefit Percentage” is the percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option or 65th birthday for the spousal life option) this percentage is reset to 4% on the Benefit Eligibility Date.

Single Life Attained Age	Annual Benefit Percentage	Spousal Life Attained Age	Annual Benefit Percentage
<60	0%	<65	0%
60-74	4%	65-74	4%
75-84	5%	75-84	5%
85+	6%	85+	6%

See your rider’s specification page for percentages applicable prior to March 9, 2009.

“Benefit Eligibility Date” is the date the benefit provided by the rider is first available to you.

•	For the single life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 60.

•

For the spousal life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death or the date the surviving spouse attains age 65.

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“Covered Person(s)” means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

•

For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become Covered Persons.

•

Generally, for the spousal life option, Covered Persons must be two legal spouses under federal law to receive any economic benefit from the election of this option (See “Definition of Spouse” under Optional Benefits” for more information). For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base

The Benefit Base determines the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending upon whether or not your Contract Value is greater than zero. It is the amount available for withdrawals provided you have reached the Benefit Eligibility Date and the Contract Value is greater than zero. It is also the amount we will pay to you each year provided you have reached the Benefit Eligibility Date and the Contract Value has gone to zero.

Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. If your rider is issued after the contract issue date, your Benefit Base equals the Contract Value on the date the rider is issued. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. The Benefit Base may also be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. Events and features causing recalculation of the Benefit Base are described below. The Benefit Base will never exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage (currently 500%), multiplied by the initial premium/Contract Value (as applicable) plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

Sample calculation of the Maximum Benefit Base

Assume that the initial premium/Contract Value (as applicable) on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

❖	Premium Payments Received After the Rider Date

If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in “Taking Withdrawals” below.

Withdrawals also stop increases in your Benefit Base that would have occurred when additional premiums are received by us. If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

❖	Roll-up Feature

The rider includes a roll-up feature. This feature allows for an increase, or “roll-up,” in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10th rider anniversary following the later of the rider date or the last

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rider anniversary on which an automatic step-up, described below, occurs. The roll-up period will never extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person’s age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, “subsequent premium payments” means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of the first rider year or if there were no prior automatic step-ups, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%.)

If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will use an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

❖	Rider Anniversaries During the Roll-up Period

On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will equal the greater of the following, but if the automatic step-up feature has been suspended, it will be set to the second of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example 1—Basic application of a roll-up amount.

Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your Benefit Base on your rider’s effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $106,500

(i)	Benefit Base on prior rider anniversary = $100,000

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%

Your Benefit Base will be $106,500.

Example 2—Application of the roll-up amount when there is a prior automatic step-up.

Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $108,000 due to an automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	Sum of (i) and (ii) = $115,020

(i)	Benefit Base on prior rider anniversary = $108,000

(ii)	The Roll-Up Amount of $7,020, which equals the Benefit Base on the rider anniversary of the last automatic step-up ($108,000) times 6.5%

Your Benefit Base will be $115,020.

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Example 3—Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

Year 1: $106,500 = $100,000 + $6,500

Year 2: $113,000 = $106,500 + $6,500

Year 3: $119,500 = $113,000 + $6,500

The above Roll-Up Amounts are each equal to 6.5% of the Benefit Base at the end of the first rider year.

Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $115,000

•	Sum of (i) and (ii) = $126,000

(i)	Benefit Base on prior rider anniversary = $119,500

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

Your Benefit Base will be $126,000.

Example 4—Impact of a Subsequent Premium Payment on the Benefit Base.

Assume the Benefit Base on your rider’s effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

Assume that 3 months into the 2nd rider year you make a Subsequent Premium Payment of $50,000. The Benefit Base is increased to $156,500 ($106,500 + $50,000) due to the premium payment.

Assume that, on the 2nd rider anniversary, your contract value is $140,000.

Your Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

•	Contract Value = $140,000

•	Benefit Base in Effect = $156,500

•	Sum of (i), (ii), and (ii) = $163,000

(i)	Benefit Base on prior rider anniversary = $106,500

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

(iii)	Subsequent Premium Payments during the recently completed rider year = $50,000

Your Benefit Base will be $163,000.

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❖	The Rider Anniversary Following the End of the Roll-Up Period

If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period.

When we recalculate the Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will recalculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.

1.	Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended. Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $165,000

(i)	Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $165,000.

2.	Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

•	the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

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Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	Benefit Base on the rider date = $100,000

(ii)	Subsequent premium payments = $0

•	Sum of (i) and (ii) = $165,000

(i)	Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $200,000.

❖	Rider Anniversary Next Following Youngest Covered Person’s 70th Birthday Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period

Assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

•	the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

•	the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

Example

Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70th birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	Benefit Base on prior rider anniversary = $180,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	Benefit Base on the rider date = $100,000

(ii)	Subsequent premium payments = $0

Your Benefit Base will be $200,000.

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❖

Each Rider Anniversary After the Earlier of the First Withdrawal and the Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person’s 70th birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

•

the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

Example

Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	Benefit Base on prior rider anniversary = $106,500

Your Benefit Base will be $110,000.

❖	Automatic Step-Up Feature

The rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or “step-up” the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at: 1-800-541-0171 or PO Box 8027, Boston, MA 02266-8027.

❖	Taking Withdrawals

The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, all withdrawals are considered excess withdrawals. Withdrawals will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

Example

Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000 - $7,500 = $67,500.

After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

•	If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

•

If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider

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year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

•

Currently, withdrawals taken after the Benefit Eligibility Date to meet Internal Revenue Code Required Minimum Distribution (“RMD”) requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a)	= the current Annual Benefit Amount;

(b)	= the RMD for the 1st calendar year during the rider year; and

(c)	= the RMD for the 2nd calendar year during the same rider year.

Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person’s attained age on the date of first withdrawal.

Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract’s free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See “Systematic Withdrawal Program” for additional details about how to use this program and the program’s restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

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Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See “The Annuity Period”.

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

1.	any Covered Person is changed;

2.	annuity payments begin under an annuity payment option as described in the contract;

3.	the contract, to which the rider is attached, terminates;

4.	the owner elects to terminate the rider;

5.	when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

6.	the Contract Value and Benefit Base are both reduced to zero;

7.	any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or

8.	you assign any rights or interest in the rider.

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered “permitted” or “excess” is described in the section “Taking Withdrawals”, in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

Scenario	No Withdrawals	Permitted Withdrawals	Excess Withdrawals
Automatic Contract Value reduction		X	X
Reduction to Benefit Base			X
Gives you the highest potential Annual Benefit Amount available under the rider[1]	X
Cancels your ability to have subsequent premium payments automatically increase the Benefit Base		X	X
Cancels your ability to “roll-up” and increase your Benefit Base		X	X
Reduces the likelihood of an automatic step-up2		X	X
Premium payments increase the Benefit Base	X
Potential to terminate the rider without value if reduces the Contract Value to zero			X
Permanently sets the Annual Benefit Percentage		X	X
Permanently sets the Annual Benefit Amount if the Contract Value is reduced to zero and the Benefit Base is greater than zero		X
Potential surrender charges			X
Potential premium taxes and/or federal income tax consequences		X	X

[1]	The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

[2]

In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

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Phoenix Retirement Protector: A Flexible Combination (GMAB/GMWB) Benefit

Summary of Benefit

The Phoenix Retirement Protector may be elected by you for an additional charge at the time you purchase your contract if it has been made available in your applicable state by us. This rider may be elected for an additional charge at the time you purchase your contract or after your contract is issued. You may only purchase one Optional Benefit with the contract. Phoenix Retirement Protector combines two different guarantees into one rider: (i) a guaranteed minimum accumulation benefit (“GMAB”), and (ii) a guaranteed minimum withdrawal benefit (“GMWB”). By purchasing this rider, you are able to obtain a GMAB and a GMWB through the same contract. This may be appropriate if you want to be able to use the contract either for maximum accumulation or for maximum ability to provide payments at the time you purchase your contract. However, certain actions which have a positive impact on one component of the benefit may have a negative impact on another component of the benefit. As a result, you should carefully consider the impacts of various events and transactions on each benefit component.

Some of the terms and features of the GMAB and GMWB components of this benefit are different from the individually offered GMAB and GMWB riders.

❖

For example, the GMAB component offered under Phoenix Retirement Protector provides for a step-up of the GMAB Benefit Base and a new 10-year GMAB waiting period at the end of each GMAB waiting period; the stand-alone GMAB rider does not provide for a step-up and only provides the initial 10-year waiting period. You should consider the GMAB component offered under Phoenix Retirement Protector if you want the opportunity to lock-in market gains or if you have a longer investment horizon and could potentially benefit from multiple waiting periods. However, if you simply want a return of first-year premium at the end of the initial 10-year waiting period, then you should consider the individually offered GMAB.

❖

For example, the GMWB component offered under Phoenix Retirement Protector provides for a lifetime and a non-lifetime Annual Benefit Amount and allows you to choose between lifetime and non-lifetime payments when the contract value is reduced to zero; the stand-alone GMWB rider only provides a lifetime Annual Benefit Amount. You should consider the GMWB component offered under Phoenix Retirement Protector if you want the flexibility to guarantee lifetime income payments or income payments over a specified period of time or if you want the flexibility to defer the decision between lifetime and non-lifetime payments to the date the Contract Value is reduced to zero. However, if you know that you won’t have a need for non-lifetime income payments, then the individually offered GMWB may be more appropriate for you.

❖

For example, if you don’t know what your future accumulation and/or income needs may be on the date your contract is issued, then you should consider the Phoenix Retirement Protector because it provides a GMAB and GMWB through the same contract and allows you to defer the decision between accumulation and income. However, if you know what your future accumulation or income needs will be on the contract issue date (and you know you won’t have a need for both accumulation and income benefits), then you should consider the individually offered GMWB or GMAB.

❖	Finally, the fees for the Phoenix Retirement Protector differ from the individually offered GMWB and GMAB rider fees.

The basic benefits and risks of each component of Phoenix Retirement Protector and more detailed descriptions of how the benefits are calculated are described below.

The GMAB Component

The GMAB component of Phoenix Retirement Protector guarantees a return of a specified percentage of premium after a waiting period regardless of the performance of the asset allocation program(s) in which your premiums and Contract Value have been invested. This feature may be important to you if you are interested in maximizing your Contract Value during the accumulation period. The GMAB does not guarantee the performance of any investment option offered under the contract. The GMAB may have limited usefulness if you need to take withdrawals pursuant to the IRS minimum distribution requirements because of the potential negative effects withdrawals have on the GMAB’s benefits. As a result, you should consult with your tax adviser before selecting a rider with a GMAB feature.

The GMWB Component

The GMWB component guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations described below. When you elect this benefit you choose whether to take withdrawals and payments under the single life option or the spousal life option. Once you make this election, you cannot change it. This choice affects the amount of benefit you may be entitled to receive at various ages and, once your Contract Value goes to zero, the life for which benefit payments will be made.

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Contract Value is greater than zero: Guaranteed Withdrawals

While the Contract Value is greater than zero the GMWB component guarantees that you can make withdrawals from the contract each year up to the Non-Lifetime Annual Benefit Amount, or the Lifetime Annual Benefit Amount, if you have met the GMWB’s terms and conditions. The Non-Lifetime Annual Benefit Amount becomes available for withdrawals on the rider date. The Lifetime Annual Benefit Amount is not available for withdrawals until the date the youngest Covered Person covered by the rider reaches a particular age, which is currently age 60 for the single life option and age 65 for the spousal life option. This is called the GMWB Benefit Eligibility Date. The Non-Lifetime Annual Benefit Amount equals a percentage shown on your rider specifications page multiplied by the “GMWB Benefit Base.” The Lifetime Annual Benefit Amount is a percentage called the “Lifetime Annual Benefit Percentage” multiplied by the GMWB Benefit Base or, if the first withdrawal occurs prior to the GMWB Benefit Eligibility Date, by the lesser of the GMWB Benefit Base or the Contract Value. The Lifetime Annual Benefit Percentage is shown on your rider specifications page and varies based on the attained age of the youngest Covered Person on the date of the first withdrawal.

Withdrawals from the contract affect the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount, and the GMWB Benefit Base differently. A brief summary is provided below. A more detailed description of the impact of withdrawals is provided in the “Taking Withdrawals” section.

❖

Certain types of withdrawals will not impact the Non-Lifetime Annual Benefit Amount. This includes cumulative withdrawals in any rider year within the Non-Lifetime Benefit Amount taken before or after the GMWB Benefit Eligibility Date.

❖

Certain types of withdrawals will not impact the Lifetime Annual Benefit Amount. This includes cumulative withdrawals in any rider year within the Lifetime Annual Benefit Amount, once you have reached the GMWB Benefit Eligibility Date.

❖	Certain types of withdrawals will impact the Non-Lifetime Annual Benefit Amount.

•

Cumulative withdrawals in any rider year taken before or after the GMWB Benefit Eligibility Date in excess of the Non-Lifetime Annual Benefit Amount reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

❖	Certain types of withdrawals will impact the Lifetime Annual Benefit Amount.

•

Withdrawals taken prior to the GMWB Benefit Eligibility Date affect the Lifetime Annual Benefit Amount in several ways. If you take a withdrawal from the Contract prior to the GMWB Eligibility Date we will permanently set the Lifetime Annual Benefit Percentage to 5% on the GMWB Benefit Eligibility Date. You may also reduce the Lifetime Annual Benefit Amount that becomes available to you on the GMWB Benefit Eligibility Date because we will use a different calculation to determine the Lifetime Annual Benefit Amount than we would have used had a withdrawal not been taken. Additionally, withdrawals taken prior to the GMWB Benefit Eligibility Date will reduce your GMWB Benefit Base and we will use the lesser of this reduced GMWB Benefit Base and the Contract Value in calculating the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

•

Cumulative withdrawals in any rider year taken after the GMWB Benefit Eligibility Date in excess of the Lifetime Annual Benefit Amount reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

Withdrawals reduce the GMWB Benefit Base either by the dollar amount of the withdrawal or by the same proportion as the Contract Value is reduced by the withdrawal regardless of when the withdrawal is taken. (See the “Taking Withdrawals” section in the description of the GMWB Component.)

The GMWB Benefit Base, and ultimately the Non-Lifetime and Lifetime Annual Benefit Amounts, may be increased by premium payments and certain features of the GMWB.

You may still take withdrawals prior to the GMWB Benefit Eligibility Date or in excess of the Lifetime Annual Benefit Amount, but these withdrawals may significantly reduce or eliminate the value of the lifetime guarantees provided by the GMWB component of Phoenix Retirement Protector. See the chart of “Special Risks Associated with Withdrawals” at the end of this section. Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distributions, are considered to be within the contract’s free withdrawal amount and are not subject to surrender charges under the contract. However, withdrawals, including withdrawals taken to meet Required Minimum Distributions, that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, as defined below and the contract’s free withdrawal amount are subject to any surrender charges imposed under the contract. See “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

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Contract Value is reduced to zero: Guaranteed Payments

If your Contract Value goes to zero and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate, and you must choose between lifetime or non-lifetime payments. The GMWB component does not provide a lifetime benefit amount prior to the GMWB Benefit Eligibility Date.

If both the lifetime and non-lifetime options are available to you and you choose lifetime payments, we will pay you the Lifetime Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life options. If you choose non-lifetime payments, we will pay you the Non-Lifetime Annual Benefit Amount until the GMWB Benefit Base is reduced to zero.

Asset Allocation or Strategic Program Requirement

You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Retirement Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” and “Important Information on Current Fees for Optional Benefit Riders” for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Important Terms and Conditions related to PhoenixRetirement Protector

If you purchased your rider at the time you purchased your contract the rider date is the same as the contract date and rider years are measured the same as contract years. If you purchased your rider after your contract was issued, your rider date is the contract anniversary immediately following the date you elect the rider and your rider years are measured from your rider date.

(i) Guaranteed Minimum Accumulation Benefit (“GMAB”) Component

The rider’s GMAB component guarantees a return of a specified percentage of premiums after each GMAB Waiting Period. A GMAB Waiting Period is the period of time that must elapse before you qualify for benefits under the rider’s GMAB component. Currently, the GMAB Waiting Period is 10 years, measured from the rider date. The benefit amount available after the waiting period depends on the relationship of the Contract Value to a value called the “GMAB Benefit Base” described below. After the initial GMAB Waiting Period, we will automatically compare the GMAB Benefit Base to the Contract Value after all fees have been deducted. If the GMAB Benefit Base is greater than the Contract Value after all fees have been deducted, we will add an additional amount to your Contract Value and your new Contract Value will then equal the GMAB Benefit Base. Whenever such addition occurs, a new GMAB Waiting Period begins. In addition, you may elect to increase, or “step-up” the GMAB Benefit Base as specified below. A new GMAB Waiting Period also begins when you step-up the GMAB Benefit Base. Each new GMAB Waiting Period supersedes any GMAB Waiting Period already in progress and delays the time when we will determine if an additional amount will be added to the Contract Value.

GMAB Benefit Base

As noted above, we compare the Contract Value to the GMAB Benefit Base to determine if an additional amount will be added to the Contract Value at the end of each GMAB Waiting Period. Assuming the rider was issued on the date the contract was issued, the GMAB Benefit Base is equal to the initial premium payment. If your rider is issued after the contract issue date, your GMAB Benefit Base equals the Contract Value on the date the rider is issued. Thereafter, the GMAB Benefit Base is re-calculated whenever certain triggering events occur. Generally speaking, the GMAB Benefit Base will be increased by a percentage of subsequent premium payments, and may be increased by the elective step up feature. The GMAB Benefit Base will never exceed a maximum amount. This maximum amount is 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. The GMAB Benefit Base will be set equal to zero on the date the Contract Value is reduced to zero.

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Events and features causing recalculation of the GMAB Benefit Base

❖	Premium Payments Received After the Rider Date

The GMAB Benefit Base will be increased by 100% of any premium payment received after the rider date and within the first rider year in each GMAB Waiting Period. Premiums received following the first rider anniversary within each GMAB Waiting Period do not increase the GMAB Benefit Base.

Example showing the effect of subsequent premium payments on GMAB Benefit Base

Assume the rider date is June 12, 2009 and that your initial premium payment/Contract Value (as applicable) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume that you make an additional premium payment of $10,000 on August 24, 2009. Since this premium payment was made in the first year during the GMAB Waiting Period, 100% of the premium payment is added to the GMAB Benefit Base. Thus the GMAB Benefit Base is increased to $110,000.

Assume that you make another premium payment of $10,000 on April 5, 2012. Also assume that you have not made an elective GMAB Step-Up since the rider date. Since this premium payment was made in the third year during the GMAB Waiting Period, the GMAB Benefit Base is not increased.

❖	Elective GMAB Step-Up

You may elect to increase, or “step up” the GMAB Benefit Base each rider year when the Contract Value is greater than the GMAB Benefit Base. To elect to step up the GMAB Benefit Base, you must notify us of this election at least 7 days before the end of the rider year. Then we will increase the GMAB Benefit Base to equal the Contract Value on the rider anniversary and a new GMAB Waiting Period will begin. If the GMWB automatic step-up has been suspended (see “Automatic Step-Up Feature” under Guaranteed Minimum Withdrawal Benefit Component below), you may not elect the GMAB step-up until you have reactivated the GMWB automatic step-up.

Example showing the effect of the elective GMAB Step-Up

Assume the rider date is June 12, 2009 and that your initial premium payment/Contract Value (as applicable) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume that as you approach your June 12, 2015 rider anniversary, you wish to make an elective GMAB Step-Up because your Contract Value has increased since the rider date. Assume that you provide notice more than seven days prior to this anniversary of your request to step up and that you have not opted out of the GMWB step-ups.

Assume that on June 12, 2015 that Contract Value is $170,000. Since you have elected a GMAB step-up, your GMAB Benefit Base is increased to $170,000 and you begin a new GMAB Waiting Period.

Assume that you make an additional premium payment of $10,000 on August 24, 2015. Since this premium payment was made in the first rider year of the current GMAB Waiting Period, the GMAB Benefit Base is increased by the amount of the premium payment. Thus the GMAB Benefit Base is increased to $180,000.

❖	First Day Following the End of Each GMAB Waiting Period

On the first day following the end of each GMAB Waiting Period, if the GMAB Benefit Base is less than the Contract Value, the GMAB Benefit Base will be set equal to the Contact Value, after all fees have been deducted.

❖	Withdrawals from the Contract

On the date of any withdrawal from the contract, the GMAB Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal.

Example showing the effect of withdrawals on the GMAB Benefit Base

Assume the rider date is June 12, 2009 and that your initial premium payment/Contract Value (as applicable) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume you make a withdrawal of $14,000 on September 7, 2015 and that your Contract Value on that date was $140,000. In this case, the reduction in Contract Value is 10% ($14,000 divided by $140,000), and accordingly, your GMAB Benefit Base is reduced by 10% to $90,000 ($100,000 * 10% = $10,000 and $100,000 - $10,000 = $90,000).

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Important Considerations Regarding These Events

If would like to obtain the GMAB component’s benefit at the earliest possible date, you need to complete the initial GMAB Waiting Period (currently ten years). This means that: (1) your initial premium/Contract Value (as applicable) plus subsequent premium payments made in the first rider year is the amount that you wish to guarantee; and (2) you should not make subsequent premium payments after the first rider year or elect to step up your GMAB Benefit Base in the first ten rider years. Although making additional premium payments after the first rider year may reduce the benefit that could be paid at the end of the initial GMAB waiting period, they have the potential to increase the GMAB Benefit Base (elective GMAB Step-Up) and the GMWB Benefit Base. Work with your registered representative to determine what decision best suits your financial needs.

(ii) Guaranteed Minimum Withdrawal Benefit (“GMWB”) Component

The rider’s GMWB component provides for a lifetime and non-lifetime guaranteed minimum withdrawal benefit. On the rider date, you must choose between the single life option and the spousal life option and you cannot change your election. On the date the Contract Value is reduced to zero, you must choose between lifetime and non-lifetime payments.

The following terms are important to an understanding of this component.

“Annual Benefit Percentage” is a percentage we use to determine the Annual Benefit Amount. The Non-Lifetime Annual Benefit Percentage is currently 7%. For the Lifetime Annual Benefit Percentage, the percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the GMWB Benefit Eligibility Date (youngest Covered Person’s 60th birthday for the single life option or 65th birthday for the spousal life option), this percentage is permanently set to 4% on the GMWB Benefit Eligibility Date (5% for riders issued prior to March 9, 2009).

Single Life Attained Age	Lifetime Annual Benefit Percentage	Spousal Life Attained Age	Lifetime Annual Benefit Percentage
< 60	0%	<65	0%
60-74	4%	65-74	4%
75-84	5%	75-84	5%
85+	6%	85+	6%

“Covered Person(s)” means the person(s) whose life is used to determine the duration of lifetime payments. A Covered Person must be a natural person.

For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

For the spousal life option, Covered Persons must be two legal spouses under federal law. For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

“GMWB Benefit Base” is the amount established for the sole purpose of determining the Lifetime and Non-Lifetime Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, the Lifetime or Non-Lifetime Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero the Lifetime or Non-Lifetime Annual Benefit Amount is the amount we will pay to you each year.

If you purchased your rider at the time you purchased your contract, on the rider date the GMWB Benefit Base is equal to the initial premium. If you purchased your rider after your contract was issued, the GMWB Benefit Base is equal to the Contract Value on the rider date. Thereafter, the GMWB Benefit Base is recalculated whenever certain triggering events occur. Generally speaking, assuming no withdrawals have been taken, the GMWB Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the GMWB Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the GMWB Benefit Base below. Under no circumstances will the GMWB Benefit Base ever exceed a maximum amount. This maximum amount is the sum of 500% of the initial premium/Contract Value (as applicable) plus 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. We will reduce the GMWB Benefit Base for any withdrawals from the contract. The amount of the reduction depends on whether cumulative withdrawals in a rider year exceed the

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Non-Lifetime Annual Benefit Amount. If they do not exceed this amount, we will reduce the GMWB Benefit Base by the dollar amount of each withdrawal. If they do exceed the Non-Lifetime Annual Benefit Amount, we will reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by the amount of the withdrawal in excess of the Non-Lifetime Annual Benefit Amount.

“GMWB Benefit Eligibility Date” means the date your Lifetime Annual Benefit Amount becomes available to you.

•	For the single life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

•

For the spousal life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the GMWB Benefit Eligibility Date, we will reset the GMWB Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

The Non-Lifetime Annual Benefit Amount

The Non-Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Non-Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year without reducing your Non-Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and non-lifetime payments are elected, the Non-Lifetime Annual Benefit Amount represents the annual amount we will pay you until the GMWB Benefit Base is reduced to zero.

On the rider date, the Non-Lifetime Annual Benefit Amount is equal to a percentage of the GMWB Benefit Base. We call this percentage the “Non-Lifetime Annual Benefit Percentage”. The percentage for your rider is shown on the rider specification page and is currently 7%. We may change this percentage in the future and this change would affect riders issued beginning on the date we make the change. After the rider date, the Non-Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Non-Lifetime Annual Benefit Amount

❖	GMWB Automatic Step-Ups or GMWB Roll-Ups

Each year when a GMWB automatic step-up or GMWB roll-up occurs, the Non-Lifetime Annual Benefit Amount will be equal to the greater of the Non-Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Non-Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any step-up or roll-up calculation.

❖	Premium Payments Received After the Rider Date

If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Non-Lifetime Annual Benefit Amount on the date we apply premium payments. The amount of this increase is determined by multiplying the Non-Lifetime Annual Benefit Percentage by the amount of the premium payment. However, if you then take withdrawals from the contract in excess of the Non-Lifetime Annual Benefit Amount, we will reduce the Non-Lifetime Annual Benefit Amount as described in “Taking Withdrawals” below.

Withdrawals also stop increases in your GMWB Benefit Base that would have occurred when additional premiums are received by us. If any withdrawals have been made from the contract on or prior to our receipt of an additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

❖	Taking Withdrawals

The following section describes how taking withdrawals will impact the Non-Lifetime Annual Benefit Amount. The Non-Lifetime Annual Benefit Amount may be the only benefit amount available to you under the GMWB component unless you have reached the GMWB Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect.

•

Taking withdrawals from the contract may impact the Non-Lifetime Annual Benefit Amount depending on whether they exceed the Non-Lifetime Annual Benefit Amount. If cumulative withdrawals in any rider year do not exceed the Non-Lifetime Annual Benefit Amount in that year, the Non-Lifetime Annual Benefit Amount will not be reduced.

•

If a withdrawal causes the cumulative withdrawals in any rider year to exceed the Non-Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Non-Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered Non-Lifetime excess withdrawals. Each non-lifetime excess withdrawal will reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the non-lifetime excess withdrawal.

•

You should know that, currently, withdrawals taken at any time to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Non-Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

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For IRA and qualified plan contracts, cumulative withdrawals during a rider year will be considered non-lifetime excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a) = the current Non-Lifetime Annual Benefit Amount;

(b) = the RMD for the 1st calendar year during the rider year; and

(c) = the RMD for the 2nd calendar year during the same rider year.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract’s free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

The Lifetime Annual Benefit Amount

The Lifetime Annual Benefit Amount is not available until you reach the GMWB Benefit Eligibility Date which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect. Like the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year after the GMWB Benefit Eligibility Date without reducing your Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and lifetime payments are elected, the Lifetime Annual Benefit Amount represents the annual lifetime amount we will pay after the GMWB Benefit Eligibility Date.

We first calculate the Lifetime Annual Benefit Amount on the later of the date of the first withdrawal and the GMWB Benefit Eligibility Date as described below. As a result, if you take a withdrawal before the GMWB Benefit Eligibility Date, we will calculate the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

❖

Lifetime Annual Benefit Amount calculated on the GMWB Benefit Eligibility Date (withdrawal made prior to the GMWB Benefit Eligibility Date): the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage, as shown above, multiplied by the lesser of the GMWB Benefit Base and the Contract Value.

❖

Lifetime Annual Benefit Amount calculated on the date of the first withdrawal following the GMWB Benefit Eligibility Date: the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any GMWB step-up or roll-up calculations.

The Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Lifetime Annual Benefit Amount

❖	GMWB Automatic Step-Up

Each year when a GMWB Automatic Step-Up occurs, the Lifetime Annual Benefit Amount will be equal to the greater of the Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after the step-up calculation.

❖	Taking Withdrawals

The following section describes how taking withdrawals after the GMWB Benefit Eligibility Date affects the Lifetime Annual Benefit Amount after it is first calculated. Whether withdrawals will change the Lifetime Annual Benefit Amount depends on whether they exceed the Lifetime Annual Benefit Amount.

•

If cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date do not exceed the Lifetime Annual Benefit Amount in that year, the Lifetime Annual Benefit Amount will not be reduced.

•

If a withdrawal causes the cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date to exceed the Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered lifetime excess withdrawals. Each lifetime excess withdrawal will reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the lifetime excess withdrawal.

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•

You should know that, currently, withdrawals taken after the GMWB Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered lifetime excess withdrawals and reduce the Lifetime Annual Benefit Amount as described below.

For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the GMWB Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a) = the current Lifetime Annual Benefit Amount;

(b) = the RMD for the 1st calendar year during the rider year; and

(c) = the RMD for the 2nd calendar year during the same rider year.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract’s free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Events causing recalculation of the GMWB Benefit Base

❖	Premium Payments Received After the Rider Date

If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the GMWB Benefit Base. The GMWB Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract, we will reduce the GMWB Benefit Base as described in “Taking Withdrawals” below. If any withdrawal has been made from the contract on or prior to our receipt of additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

❖	Roll-up Feature

The GMWB roll-up feature allows for an increase, or “roll-up,” in the GMWB Benefit Base during a specified period of time, called the GMWB roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the GMWB roll-up period continues until the 10th rider anniversary following the later of the rider date and the last rider anniversary on which a GMWB automatic step-up, described below, occurs. In no event can the GMWB roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person’s age on the rider date plus 10 years. The increase in GMWB Benefit Base resulting from the roll-up is based upon a comparison of the following three values on each rider anniversary: (i) Contract Value, (ii) GMWB Benefit Base, and (iii) the sum of the GMWB Benefit Base on the prior rider anniversary plus the roll-up amount for the prior rider year, plus subsequent premium payments received during the prior rider year. For calculation of the increase in GMWB Benefit Base provided by the roll-up feature, “subsequent premium payments” means premiums received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the GMWB Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of first rider year or if there were no prior automatic step-ups, the GMWB Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%.)

If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating GMWB Benefit Base on the rider anniversary at or following the end of the GMWB roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the GMWB Benefit Base on the rider date plus subsequent premium received in the first rider year.

The recalculation of the GMWB Benefit Base under the various situations that can exist at the end of the GMWB roll-up period is described below.

❖	Each Rider Anniversary During the GMWB Roll-Up Period

On each rider anniversary, if no withdrawals have been made, the re-calculated GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, and provided the GMWB automatic step-up feature has not been suspended);

•	the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

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Example 1—Basic application of a roll-up amount.

Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base on your rider’s effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $106,500

(i)	GMWB Benefit Base on prior rider anniversary = $100,000

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $106,500.

Example 2—Application of the roll-up amount when there is a prior automatic step-up.

Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base as of the last rider anniversary was $108,000 due to an GMWB automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	Sum of (i) and (ii) = $115,020

(i)	GMWB Benefit Base on prior rider anniversary = $108,000

(ii)	Roll-Up Amount for prior rider year = $108,000 x 6.5% = $7,020

Your GMWB Benefit Base will be $115,020.

Example 3—Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.

Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The GMWB Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

Year 1: $106,500 = $100,000 + $6,500

Year 2: $113,000 = $106,500 + $6,500

Year 3: $119,500 = $113,000 + $6,500

Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $115,000

•	Sum of (i) and (ii) = $126,000

(i)	GMWB Benefit Base on prior rider anniversary = $119,500

(ii)	Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $126,000.

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Example 4—Impact of a Subsequent Premium Payment on the GMWB Benefit Base.

Assume the GMWB Benefit Base on your rider’s effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The GMWB Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

Assume that 3 months in to the 2nd rider year you make a Subsequent Premium Payment of $50,000. The GMWB Benefit Base is increased to $156,500 ($106,500 = $50,000) due to the premium payment.

Assume that, on the 2nd rider anniversary, your contract value is $140,000.

Your GMWB Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

•	Contract Value = $140,000

•	GMWB Benefit Base in Effect = $156,500

•	Sum of (i), (ii), and (ii) = $163,000

(iv)	GMWB Benefit Base on prior rider anniversary = $106,500

(v)	Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500

(vi)	Subsequent Premium Payments during the recently completed rider year = $50,000

Your GMWB Benefit Base will be $163,000.

❖	The Rider Anniversary Following the End of the GMWB Roll-Up Period

If the GMWB roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the GMWB Benefit Base on the rider anniversary following the end of the GMWB roll-up period.

When we recalculate the GMWB Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated GMWB Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated GMWB Benefit Base is determined as described below.

1.	Assuming the youngest Covered Person has not yet attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

•	the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $165,000

(i)	GMWB Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $165,000.

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2.	Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

•	the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the GMWB Benefit Base on the rider date, plus (ii) all subsequent premium payments received during the first rider year;

•	the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example

Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had a GMWB automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	GMWB Benefit Base on the rider date = $100,000

(ii)	Subsequent premium payments = $0

•	Sum of (i) and (ii) = $165,000

(i)	GMWB Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $200,000

❖	Rider Anniversary Next Following Youngest Covered Person’s 70th Birthday Occurring After the Rider Anniversary Immediately Following the End of the GMWB Roll-Up Period

Assuming no withdrawals have been taken and the youngest Covered Person attains age 70 after the rider anniversary immediately following the end of the roll-up period, then on the next rider anniversary following the date the youngest Covered Person attains age 70, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature has not been suspended);

•	the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

•	the Benefit Base Multiplier, currently 200%, multiplied by sum of the GMWB Benefit Base on the rider date plus all subsequent premium payments received during the first rider year.

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Example

Assume that you reached the rider anniversary following the end of the GMWB roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70th birthday during the prior rider year. Assume further, your GMWB Benefit Base on the prior rider anniversary was $180,000, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	GMWB Benefit Base on prior rider anniversary = $180,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	GMWB Benefit Base on the rider date = $100,000

(ii)	Subsequent premium payments = $0

Your GMWB Benefit Base will be $200,000.

❖

Each Rider Anniversary After the Earlier of the First Withdrawal and the Rider Anniversary Following the End of the GMWB Roll-Up Period (except Rider Anniversary next following youngest Covered Person’s 70th birthday after the end of the GMWB Roll-Up Period)

On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the GMWB roll-up period, we will re-calculate the GMWB Benefit Base. The GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature, described below, has not been suspended); and

•

the GMWB Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

Example

Assume that you are out of the GMWB roll-up period. Assume further, your GMWB Benefit Base on the prior rider anniversary is $106,500, your Contract Value is $110,000 and the GMWB automatic step-up has not been suspended. Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	GMWB Benefit Base on prior rider anniversary = $106,500

Your GMWB Benefit Base will be $110,000.

❖	GMWB Automatic Step-Up Feature

The GMWB component of Phoenix Retirement Protector includes an automatic step-up feature. Like the GMWB roll-up feature, the GMWB automatic step-up feature allows for an increase in the GMWB Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the GMWB Benefit Base then in effect; that is, the GMWB Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such GMWB Benefit Base, we will automatically increase, or “step-up” the GMWB Benefit Base to equal the Contract Value. You should know that the fee percentage for the rider may be increased if we step-up the GMWB Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the GMWB Benefit Base. You can decline the increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the GMWB automatic step-up will not occur, and the automatic GMWB step-up feature will be suspended immediately and GMAB step-ups provided under the GMAB component of the rider cannot be elected. If you decline a GMWB automatic step-up in the GMWB Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic GMWB step-up option by contacting us at 1-800-541-0171 or PO Box 8027, Boston, MA 02266-8027.

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❖	Taking Withdrawals

The GMWB Benefit Base is reduced for all withdrawals regardless of whether they occur before or after the GMWB Benefit Eligibility Date. The amount by which the GMWB Benefit Base is reduced for withdrawals depends on whether and by how much the withdrawals taken in a rider year exceed the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year that do not exceed the Non-Lifetime Annual Benefit Amount reduce the GMWB Benefit Base by the amount of the withdrawals. Cumulative withdrawals in any rider year that exceed the Non-Lifetime Annual Benefit Amount (Non-Lifetime excess withdrawals) reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by Non-Lifetime excess withdrawal.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value is greater than zero

Each year when the Contract Value is greater than zero, you may take withdrawals equal to the Lifetime Annual Benefit Amount so long as you have reached the GMWB Benefit Eligibility Date. You may take withdrawals equal to the Non-Lifetime Annual Benefit Amount then in effect at any time when the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments of a specified amount or can request payments according to your own schedule. See “Systematic Withdrawal Program” for additional details about how to use this program and the program’s restrictions.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value goes to zero

If, when the Contract Value goes to zero, the GMWB Benefit Base is greater than zero, you must choose between receiving non-lifetime and lifetime monthly payments. The Lifetime Annual Benefit Amount is not available to you before the GMWB Benefit Eligibility Date.

We may, at our discretion, permit or require other payment frequencies subject only to our minimum amount per payment requirement.

•	Non-Lifetime Payments

If the GMWB Benefit Base is greater than zero you may choose to receive monthly non-lifetime payments. The non-lifetime payments will be equal to one twelfth of Non-Lifetime Annual Benefit Amount. Payments will begin one month after the Contract Value is reduced to zero and will end when the GMWB Benefit Base is reduced to zero. The GMWB Benefit Base is reduced by each non-lifetime payment.

•	Lifetime Payments

If the GMWB Benefit Base is greater than zero, you may choose to receive monthly lifetime payments. The lifetime benefit payments will be equal to one twelfth of Lifetime Annual Benefit Amount. Payments will begin one month following later of the date the Contract Value goes to zero and the GMWB Benefit Eligibility Date. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Lifetime Annual Benefit Amount or non-lifetime payments equal to the Non-Lifetime Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See “The Annuity Period”

Termination of Phoenix Retirement Protector Rider

The rider will terminate without value on the date the first of any of the following events occur:

•	any Covered Person is changed;

•	annuity payments begin under an annuity payment option as described in the base contract;

•	the contract, to which the rider is attached, terminates;

•	the owner elects to terminate the rider;

•	when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

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•	the Contract Value and GMWB Benefit Base are both reduced to zero;

•

if the Contract Value has been reduced to zero and lifetime payments have been elected, if any Covered Person under the Single Life Option, or the surviving Covered Person under the Spousal Life Option dies;

•	you assign any rights or interest in this rider.

Once the rider is terminated, it cannot be reinstated.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks associated with taking withdrawals when the Phoenix Retirement Protector Rider is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered “permitted” or “excess” is described in the section “Taking Withdrawals”, in the description of the GMWB Benefit Base. When the Contract Value is reduced to zero, non-lifetime or lifetime payments (whichever selected) will begin and withdrawals are no longer allowed from the contract.

Scenario	No Withdrawals	Permitted Withdrawals	Excess Withdrawals
Automatic Contract Value reduction		X	X
Reduction to GMWB Benefit Base and GMAB Benefit Base		X	X
Reduction to current Non-Lifetime Annual Benefit Amount			X
Reduction to current Lifetime Annual Benefit Amount			X
Gives you the highest potential Annual Benefit Amount available under the rider[1]	X
Cancels your ability to have subsequent premium payments automatically increase the GMWB Benefit Base		X	X
Cancels your ability to “roll-up” and increase your GMWB Benefit Base		X	X
Reduces the likelihood of a GMWB automatic step-up2		X	X
Premium payments increase the GMWB Benefit Base	X
Potential to terminate the rider without value if reduces the Contract Value to zero			X
Permanently sets the Lifetime Annual Benefit Percentage		X	X
Permanently sets the Lifetime and Non-Lifetime Annual Benefit Amounts if the Contract Value is reduced to zero and the GMWB Benefit Base is greater than zero		X

Potential surrender charges			X

Potential premium taxes and/or federal income tax consequences		X	X

[1]	The potential Annual Benefit Amount is greatest if at the end of the GMWB roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

[2]

In order to obtain a GMWB automatic step-up, your Contract Value must be greater than your GMWB Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations (see “Federal Income Taxes”). Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract issued by the Company. It is not available to a beneficiary of a contract issued by a company unaffiliated with the Company.

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If a beneficiary elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/Qualified or Non-Qualified Plan and whether the beneficiary is an individual or a trust.

If this Feature is elected, we will calculate the RMD under the Internal Revenue Code (“Code”) and its accompanying rules and regulations and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct RMD is actually withdrawn from the contract each year. The following guidelines will apply when we administer this Feature:

❖	We will calculate the RMD each year in accordance with the Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account.

❖

With certain limitations, a beneficiary’s share of the death benefit will be distributed over his or her life expectancy, based on IRS tables. If there are multiple beneficiaries and a separate beneficiary account is not established by December 31st of the calendar year following the year of death, the death benefit will be distributed over the life expectancy of the oldest beneficiary.

❖	For a Non-Qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments will be based on the life expectancy of the deceased Owner at the time of death.

❖

If the beneficiary is a non-natural person under an IRA/ Qualified plan, and the deceased Owner died after his or her required beginning distribution date, we will use the remaining life expectancy of the deceased to compute remaining payments.

❖

The annual RMD must be withdrawn each year. For a Non-Qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/Qualified plans, the first RMD must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

❖

For an IRA/Qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 70 and  1/2. In the alternative, the spouse can also add the IRA/Qualified plan proceeds to his or her own IRA and delay RMDs until the surviving spouse turns 70 and  1/2.

❖	For a Non-Qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can take the contract as his or her own and delay RMDs until the surviving spouse’s death.

❖	The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

❖	In addition to RMD amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge.

❖	The beneficiary who elects this Feature may continue or change the funding vehicle that the deceased Owner selected.

For more information regarding Our administration of this feature, please see your Required Minimum Distribution (RMD) Request and Acknowledgment Form. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner.

Dated: February 18, 2011	Please keep this supplement for future reference.

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